W&R Target Funds, Inc.

Small Cap Value Portfolio

Supplement dated November 23, 2004 to the Prospectus dated May 1, 2004 and supplemented June 8, 2004

MetLife, Inc., the parent company of State Street Research & Management Company ("SSRM"), announced that it has entered into an agreement to sell SSRM, the current sub-advisor for the Small Cap Value Portfolio (the "Portfolio"), to BlackRock, Inc. The transaction is expected to close in January 2005 and will automatically terminate the Portfolio's investment sub-advisory agreement with SSRM. Consequently, Waddell & Reed Investment Management Company ("WRIMCO"), the investment manager for W&R Target Funds, Inc., has proposed a new investment sub-advisory agreement with BlackRock Financial Management, Inc. ("BlackRock"), a wholly-owned subsidiary of BlackRock, Inc.. On November 10, 2004, the Board of Directors of W&R Target Funds, Inc. considered and approved a new investment sub-advisory agreement between WRIMCO and BlackRock, and has recommended that shareholders of the Portfolio also approve that agreement. Shareholders of record on November 15, 2004 will be asked to consider the appointment of BlackRock as the new sub-advisor for the Portfolio at a Special Meeting of Shareholders that is anticipated to be held on January 20, 2005. A proxy statement relating to this proposal is expected to be mailed to shareholders of the Portfolio in December 2004.

In the section entitled Management and Other Fees the following statement is amended as follows:

Effective October 1, 2004, WRIMCO will not waive its management fee for any Portfolio which is sub-advised.